Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Isabella Bank Corporation (the “Corporation”) on Form 10-Q for the quarterly period ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Jerome E. Schwind, President and Chief Executive Officer and Gerald J. Ritzert, Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Corporation.

/s/ Jerome E. Schwind
President and Chief Executive Officer
(Principal Executive Officer)
August 10, 2026

/s/ Gerald J. Ritzert
Chief Financial Officer
(Principal Financial Officer)
August 10, 2026